SCHEDULE 14 A INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934


Filed by the Registrant  [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement        [  ] Confidential,
                                        for Use of the Commission
                                        Only (as permitted by
Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-2.

                    SOVRAN SELF STORAGE, INC.
_________________________________________________________________
        (Name of Registrant as Specified In Its Charter)

_________________________________________________________________
           (Name of Person(s) Filing Proxy Statement, if other than Registrant))

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-12.

     (1) Title of each class of securities to which transaction applies:

________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:

________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          _______________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
          _______________________________________________________

     (5)  Total fee paid:
          _______________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                    SOVRAN SELF STORAGE, INC.
                        5166 Main Street
                 Williamsville, New York  14221


Dear Shareholder:

     You are cordially invited to attend the 1999 Annual Meeting of Shareholders on Tuesday, May 25, 1999 at 25050 Sperry Drive,
Westlake, Ohio  44145.  The Annual Meeting will begin promptly at
11:00 a.m..

     The enclosed Notice and Proxy Statement contain details concerning the business to come before the meeting. In addition to the election of six Directors to serve until the 2000 Annual Meeting of Shareholders, Shareholders are being asked to consider and act upon proposals to approve amendments to the Company's 1995 Award and Option Plan and 1995 Outside Directors' Stock Option Plan, to approve the Deferred Compensation Plan for Directors and to ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the 1999 fiscal year. The Board of Directors of the Company recommends a vote "FOR" the foregoing proposals.

     The vote of every Shareholder is important. You may vote your shares via the toll free telephone number, or via the Internet (see instructions on the enclosed proxy card) or you may sign, date and mail the accompanying proxy card and return it promptly in the
postage paid envelope provided.   Please note that the telephone
number is available only for calls originating in the United States or Canada. Please take the time to vote. As explained in the proxy statement, you may withdraw your proxy at any time before it is actually voted at the meeting.

     If you plan to attend the meeting in person, please remember to bring a form of personal identification with you and, if you are acting as a proxy for another stockholder, please bring written confirmation from the record owner that you are acting as a proxy. If you will need special assistance at the meeting, please contact Sovran Investor Relations at (716) 633-1850.

     The Board of Directors and management look forward to greeting those Shareholders who are able to attend the Annual Meeting.

                              Sincerely,



                              David L. Rogers
                              Secretary

April 20, 1999

                    SOVRAN SELF STORAGE, INC.
                        5166 Main Street
                 Williamsville, New York  14221

                         _______________


            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         _______________

TO THE SHAREHOLDERS OF SOVRAN SELF STORAGE, INC.:

     NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of Sovran Self Storage, Inc. will be held at 25050 Sperry Drive,
Westlake, Ohio  44145, on Tuesday, May 25, 1999, at 11:00 a.m.
(E.D.T.), to consider and take action on the following:

     1. The election of six Directors of the Company to hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

     2. An amendment to the Sovran Self Storage, Inc. 1995 Award and Option Plan to increase the number of shares of Common Stock available for grant thereunder.

     3. An amendment to the Sovran Self Storage, Inc. 1995 Outside Directors' Stock Option Plan to increase the number of shares of Common Stock available for grant and to increase the amount of initial and annual grants thereunder.

     4.  The Deferred Compensation Plan for Directors of Sovran
Self Storage, Inc.

     5. The ratification of the appointment by the Board of Directors of Ernst & Young LLP as independent accountants to audit the accounts of the Company for the fiscal year ending December 31, 1999.

     6. The transaction of such other business as may properly come before the meeting or any adjournments thereof.

     FURTHER NOTICE IS HEREBY GIVEN that the stock transfer books of the Company will not be closed, but only Shareholders of record at the close of business on March 25, 1999 will be entitled to notice of the meeting and to vote at the meeting.

SHAREHOLDERS WHO WILL BE UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON MAY ATTEND THE MEETING BY PROXY. SUCH SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENVELOPE ENCLOSED OR TO VOTE THEIR PROXY BY TELEPHONE OR VIA THE INTERNET AS DESCRIBED ON THE ENCLOSED PROXY CARD.

                              By Order of the Board of Directors,

                              David L. Rogers
                              Secretary
Buffalo, New York
April 20, 1999

                    SOVRAN SELF STORAGE, INC.
                        5166 Main Street
                 Williamsville, New York  14221

                         _______________


                         PROXY STATEMENT
                               FOR
                 ANNUAL MEETING OF SHAREHOLDERS
                         _______________


     This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Sovran Self Storage, Inc. (the "Company") for the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, May 25, 1999 at 11:00 a.m. at 25050 Sperry Drive, Westlake, Ohio 44145, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Only Shareholders of record at the close of business on March 25, 1999 are entitled to notice of and to vote at the meeting. This Proxy Statement and the enclosed form of proxy are first being mailed to Shareholders on or about April 20, 1999.

     Shareholders of record may vote by (i) attending the meeting,
(ii) using the toll-free telephone number shown on the proxy card,
(iii) voting via the Internet at the address shown on the proxy card, or (iv) marking, dating, signing and returning the enclosed proxy card. Returning your completed proxy will not prevent you from voting in person at the meeting should you be present and wish to do so. The proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy (including a telephone or Internet vote) bearing a later date, or by attending the Annual Meeting and voting in person.

     The entire cost of preparing, assembling and mailing the proxy material will be borne by the Company. The Company will reimburse brokerage firms, banks and other securities custodians for their expenses in forwarding proxy materials to their principals. Solicitations other than by mail may be made by officers or by regular employees of the Company without additional compensation.

     Only Shareholders of record at the close of business on March 25, 1999, are entitled to notice of and to vote at the Annual Meeting and at all adjournments thereof. At the close of business on March 25, 1999, there were issued and outstanding 12,379,135 shares of Common Stock. Each share of Common Stock has one vote.
A majority of shares entitled to vote at the Annual Meeting will constitute a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for all other purposes. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present. Broker Shares that are not voted on any matter at the Annual Meeting will not be included in determining whether a quorum is present.

     The Company will provide Shareholders, without charge, a copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the period ended
December 31, 1998, including the financial statements and schedules thereto, on written request to David L. Rogers, Secretary of the Company, at 5166 Main Street, Williamsville, New York 14221.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     To the best of the Company's knowledge, there are no beneficial owners of 5% or more of the Company's Common Stock.

     The following table sets forth for each current Director, each nominee for Director and each of the executive officers named in the Summary Compensation Table and for all Directors and executive officers as a group, information concerning beneficial ownership of the Company's Common Stock. Unless otherwise stated, to the best of the Company's knowledge, each person has sole voting and investment power with respect to the shares listed.

                          Number of Shares of
                             Common Stock
                          Beneficially Owned          Percent of
Name and Address of       as of March 25, 1999        Common Stock
Beneficial Owners (1)               (2)                   Owned

Robert J. Attea(3)......        184,480                  1.49%
Kenneth F. Myszka(3)....        184,945                  1.49%
Charles E. Lannon.......        177,850                  1.44%
John E. Burns...........         20,000                  *
Michael A. Elia.........         10,000                  *
Anthony P.Gammie........         22,932                  *
David L. Rogers(3)......        129,110                  1.04%
Directors and Executive
Officers as a Group
(seven persons).........        729,317                  5.89%

  * Represents beneficial ownership of less than 1% of issued and outstanding Common Stock on March 25, 1999.

(1) The address for all owners is c/o Sovran Self Storage, Inc., 5166 Main Street, Williamsville, New York 14221.

(2)  Includes 42,720, 42,720, 41,250, 10,000, 10,000, 10,000 and
     42,720 shares of Common Stock which may be acquired by Messrs. Attea, Myszka, Lannon, Burns, Elia, Gammie and Rogers, respectively, through the exercise, within sixty days, of options granted under the 1995 Award and Option Plan and the 1995 Outside Directors' Stock Option Plan. The shares shown in this footnote for each of Messrs. Attea, Myszka and Rogers include 3,080 shares which may be acquired through the exercise of options granted contingent upon Shareholder approval of the amendment to the 1995 Award and Option Plan.

(3) In each case, the figure shown includes 5,150 shares of restricted stock which vest in 20% increments on May 12, 1999, 2000, 2001, 2002 and 2003.

                    1.  ELECTION OF DIRECTORS

     It is intended that the proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the nominees for Director named below. Assuming a quorum is present, Directors are elected by a plurality of the affirmative votes cast; accordingly, votes withheld and broker non-votes will have no effect. The nominees proposed are all presently members of the Board.

     The nominees named herein will hold office until the next succeeding Annual Meeting of Shareholders and until their successors are duly elected and qualified. In the event any nominee becomes unavailable and a vacancy exists, it is intended that the persons named in the proxy may vote for a substitute who will be recommended by the then remaining Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve as Directors.

                                             Title and Principal
        Name                 Age                 Occupation
        ____                 ___             ___________________

Robert J. Attea              57         Chairman of the Board and
                                        Chief Executive Officer.
                                        Mr. Attea has been
                                        Director and Chairman of
                                        the Board since the
                                        completion of the Initial
                                        Offering on June 25, 1995
                                        and was re-appointed
                                        Chief  Executive Officer
                                        in March 1997.  From 1988
                                        to 1995, Mr. Attea served
                                        as President and Chief
                                        Executive Officer of the
                                        Company's predecessor.
                                        From 1985 to 1988, he
                                        served as Director of
                                        Acquisitions and Vice
                                        President of Property
                                        Management.

Kenneth F. Myszka            50         President and Chief
                                        Operating Officer.
                                        Mr. Myszka has been
                                        President and Director
                                        since the completion of
                                        the Initial Offering on
                                        June 25, 1995.
                                        Mr. Myszka was the Chief
                                        Executive Officer of the
                                        Company until March 1997
                                        at which time he became
                                        the Chief Operating
                                        Officer.  From 1982 to
                                        1995, Mr. Myszka served
                                        as Senior Vice President
                                        of the Company's
                                        predecessor.

John E. Burns                52         Director since the
                                        completion of the Initial
                                        Offering on June 25,
                                        1995. Since 1998,
                                        Mr. Burns has been
                                        Chairman of Sterling, a
                                        Division of National City
                                        Bank, which provides tax
                                        and financial counseling
                                        services to affluent
                                        families.  From 1980 to
                                        1998 he was President and
                                        founder of its
                                        predecessor, Sterling
                                        Ltd. Co.

Michael A. Elia              47         Director since the
                                        completion of the Initial
                                        Offering on June 25,
                                        1995.  Since 1984,
                                        Mr. Elia has been
                                        President, Chief
                                        Executive Officer and a
                                        director of Sevenson
                                        Environmental Services,
                                        Inc., an environmental
                                        remediation contractor.
                                        He is also President and
                                        a director of Sevenson
                                        International Services,
                                        Inc. and a director of
                                        Sevenson Industrial
                                        Services, Inc.,
                                        affiliates of Sevenson
                                        Environmental Services,
                                        Inc.

Anthony P. Gammie            64         Director since the
                                        completion of the Initial
                                        Offering on June 25,
                                        1995.  From 1985 through
                                        1996, Mr. Gammie was
                                        Chairman of the Board of
                                        Bowater Incorporated.
                                        During the past 5 years
                                        he has served as a
                                        director of Alumax, Inc.,
                                        The Bank of New York and
                                        The American Forest &
                                        Paper Association.  He is
                                        currently a director of
                                        Lipper/Leumi High Income

                                        Bond Fund, Inc. located
                                        in Curacao, Netherlands
                                        Antilles.

Charles E. Lannon            51         Director since the
                                        completion of the Initial
                                        Offering on June 25,
                                        1995.  Mr. Lannon was the
                                        predecessor company's
                                        Senior Vice President-
                                        Marketing from 1982 to
                                        1995.  Mr. Lannon left
                                        the employ of the Company
                                        to become the Chief
                                        Executive Officer of an
                                        unrelated business owned
                                        by Mr. Lannon and other
                                        Company founders.


EXECUTIVE OFFICERS OF THE COMPANY

Name                         Age                   Title
____                         ___                   _____

Robert J. Attea              57         Chairman of the Board and
                                        Chief Executive Officer

Kenneth F. Myszka            50         President and Chief
                                        Operating Officer

David L. Rogers              43         Chief Financial Officer
                                        and Secretary

     David L. Rogers. From June 25, 1995 to the present, David L. Rogers has served as the Company's Chief Financial Officer and Secretary. From 1988 to 1995, Mr. Rogers served as the predecessor company's Vice President of Finance.

MEETINGS OF THE BOARD OF DIRECTORS AND STANDING COMMITTEES.

     The Board of Directors held six meetings during the fiscal year ended December 31, 1998.

     Audit Committee. The Audit Committee is composed of Messrs. Burns, Elia, Gammie and Lannon. The Audit Committee recommends independent accountants for selection by the Board of Directors, reviews the results and scope of the audit and the services provided by and the fees paid to the independent accountants, reviews the adequacy of the Company's internal accounting controls and reviews the charges under the Facilities Services Agreement. See "Certain Transactions". The Audit Committee held one meeting during the fiscal year ended December 31, 1998.

     Compensation Committee. The Compensation Committee is composed of Messrs. Burns, Elia, Gammie, and Lannon and makes decisions with respect to compensation of executive officers and administers the Company's 1995 Award and Option Plan. The Compensation Committee held two meetings during the fiscal year ended December 31, 1998.

BOARD AND COMMITTEE ATTENDANCE

     During the fiscal year ended December 31, 1998, all Directors attended at least 75% of the meetings of the Board of Directors and of the Committees of the Board on which they served.

COMPENSATION OF DIRECTORS

     The Company pays its Directors who are not also officers of the Company an annual fee of $12,500 in cash. Outside Directors are also paid a meeting fee of $1,000 for each special meeting attended. In addition, the Company will reimburse all Directors for expenses incurred in attending meetings. Pursuant to the 1995 Outside Directors' Option Plan, each Director who is not an officer or employee of the Company is granted, effective as of the Director's initial election or appointment, a ten year option to acquire 2,500 shares of Common Stock at the fair market value of the Common Stock on the date of grant, and will, as of the close of each annual shareholders' meeting thereafter, be granted a ten-year option to acquire an additional 2,500 shares of Common Stock at the fair market value of the Common Stock on the date of grant. The initial options of 2,500 shares of Common Stock are exercisable one year from the date of grant; the Directors' options awarded annually thereafter vest immediately. The exercise price is payable in cash or by delivery of shares of Common Stock owned by the Director, or a combination of cash and shares. No Director options were exercised during 1998. The 1995 Outside Directors' Option Plan is proposed to be amended. (See page 13.)

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Directors, officers and greater-than-10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on review of information furnished to the Company and reports filed through the Company, the Company believes that all Section 16(a) filing requirements applicable to its Directors who are also officers, officers and greater-than-10% beneficial owners were complied with during 1998. Mr. Lannon, a Director who is not also an officer of the Company, by inadvertence filed a late report covering two purchases of the Company's Common Stock made by his wife.

     The Board of Directors recommends a vote "FOR" the proposal to elect management's nominees.

EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

     The Compensation Committee consisted of Messrs. Burns, Elia,
Gammie and Lannon. No officer or employee participated in the deliberations of the Company's Board of Directors concerning executive officer compensation.

     Decisions on compensation of the Company's executives are made by the Compensation Committee of the Board. Each member of the Compensation Committee is a non-employee director. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board.

     During 1997 and 1998, the Company engaged a compensation consulting firm to review the Company's executive compensation program, evaluate its competitiveness and make recommendations which would enable the Company to motivate and retain top executives with a view to maximizing Shareholder value. The consulting firm focused on base salary, annual incentives and long-term incentives and utilized published survey data and information from a peer group of companies in the public storage REIT industry. The Compensation Committee used the results of the consulting firm's evaluation, as well as other relevant information, as the basis for its decisions on executive compensation in 1998.

     The Company's executive compensation policies are to provide competitive levels of compensation that integrate pay with the Company's performance goals, reward profitability, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. In 1998, these policies were carried out through the compensation components of salary, incentive compensation, perquisites, and stock options. In addition, the Committee treats the tax deductibility of executive compensation as an important factor in its decision-making, since the deductibility may affect the required REIT distributions.

     A competitive salary structure is the most fundamental component of executive compensation used by the Compensation Committee to assist in attracting and retaining qualified executives. Salaries for the executive officers for 1998 were established based on these fundamentals.

     The Company maintains an incentive compensation plan which provides for the payment of cash bonuses to the executive officers based upon the achievement of specified increases in the Company's Funds from Operations per Common Share and other performance criteria and upon such participant's base compensation as shown for the named executive officers in the Summary Compensation Table, for the year in which the increase occurred. The application of these criteria resulted in the bonuses reflected in the Summary Compensation Table.

     Perquisites, which include an automobile allowance and reimbursement of miscellaneous expenses, do not relate directly to the Company's performance. Instead, these relatively inexpensive components of executive compensation are primarily viewed as necessary to keep compensation levels competitive and to assist in attracting and retaining qualified executives.

     The Compensation Committee also believes that stock ownership by management and employees serves as an incentive to enhance shareholder value. Options were granted to executive officers in 1995 and 1998. Since 1995, the Company has awarded options to key employees who are not executive officers.

     The Compensation Committee's approach to establish Mr. Attea's compensation does not differ from the approach to establish all executive compensation and is in keeping with the policies previously stated.

     The Board of Directors did not modify or reject any action or recommendation by the Compensation Committee in any material way.

                              Compensation Committee

                              JOHN E. BURNS
                              MICHAEL A. ELIA
                              ANTHONY P. GAMMIE
                              CHARLES E. LANNON

                                SUMMARY COMPENSATION TABLE

                                                                        Long-Term
                                                 Annual             Compensation Awards
                                              Compensation      _________________________
                                            __________________    Restricted   Securities
                                            Base                    Stock      Underlying
                                  Fiscal    Salary       Bonus      Awards      Options
Name and Principal Position        Year      ($)          ($)       ($)(1)      (#)(2)
___________________________       ______    ______       ______ _________________________
Robert J. Attea............        1998     $183,865     $35,000   $142,591     44,850
Chairman of the Board and          1997      131,250        0          0           0
Chief Executive Officer            1996      110,000      40,000       0           0

Kenneth F. Myszka..........        1998     $183,865     $35,000   $142,591     44,850
President and Chief                1997      131,250        0          0           0
Operating Officer                  1996      110,000      40,000       0           0

David L. Rogers............        1998     $183,865     $35,000   $142,591     44,850
Chief Financial Officer            1997      131,250        0          0           0
and Secretary                      1996      110,000      40,000       0           0


(1)  The amounts represent the value of the restricted stock awards as of the date of grant.
     As of December 31, 1998 Messrs. Attea, Myszka and Rogers each held 5,150 shares of restricted stock with a value of $129,394.  Dividends are paid to such persons on the shares of restricted stock held by them.

(2)  Of the amounts shown for each person, 15,400 are contingent upon Shareholder approval of proposal 2.  Amendment to the 1995 Award and Option Plan.  (See page 9.)


                              OPTIONS GRANTED IN LAST FISCAL YEAR

     The following table contains information concerning the grant of stock options to the named executive officers in fiscal 1998.  The exercise price of all such options is equal to the market value of Common Stock on the date of the grant.



                                                                     Potential Realizable
                                                                       Value at Assumed
                                                                     Annual Rates of Stock
                                                                      Price Appreciation
                         Individual Grants                            For Option Term (3)
__________________________________________________________________   _____________________

                Number of        % of Total
                Securities       Options
                Underlying       Granted to      Exercise
                Options          Employees in    Price      Expiration
Name            Granted (1)(2)   Fiscal Year     ($/Share)     Date      5%($)     10%($)
____            ______________   ____________    _________  __________   _____     ______
Robert J. Attea     44,850          30.6%        $27.6875     5/12/08  $780,951  $1,979,084

Kenneth F. Myszka   44,850          30.6%        $27.6875     5/12/08   780,951   1,979,084

David L. Rogers     44,850          30.6%        $27.6875     5/12/08   780,951   1,979,084

(1)  All options shown are ten-year options and become exercisable at the rate of 20% per year beginning on the first anniversary of the date of grant.

(2)  Of the amounts shown for each person, 15,400 are contingent upon Shareholder approval of the amendment to the 1995 Award and Option Plan.

(3)  The dollar amounts shown are based on rates established by the Securities and Exchange
     Commission and are not intended to forecast possible appreciation, if any, of the
     Company's share price.


                               FISCAL YEAR-END OPTION VALUES

                                                               Value of Unexercised
                         Number of Unexercised                 In-the-Money Options
                         Options at Year-End (#)                at Year-End($)(2)
                         _______________________           ______________________________

Name                 Exercisable    Unexercisable (1)      Exercisable      Unexercisable
____                 ___________    _________________      ___________      _____________
Robert J. Attea         33,750           56,100              $71,719           $23,906

Kenneth F. Myszka       33,750           56,100               71,719            23,906

David L. Rogers         33,750           56,100               71,719            23,906


(1)  Of the amounts shown for each person, 15,400 are contingent upon Shareholder approval of the amendment to the 1995 Award and Option Plan.

(2)  Based upon the closing price of the Company's Stock on the New York Exchange on
     December 31, 1998 at $25.125.


EMPLOYMENT AGREEMENTS

     Concurrently with the Initial Offering, the Company entered into employment agreements with Messrs. Attea, Myszka and Rogers that require each of them to devote their full business time to the Company. Each employment agreement has a three-year term with an automatic extension each year for an additional year. The employment agreements provide for certain severance payments in the event of the executive's death or disability, his termination without cause or his resignation with good reason. Each employment agreement prohibits the executive, during employment and during the two-year period following termination of employment, from engaging in the self storage business.

CERTAIN TRANSACTIONS

     The Company has a Facilities Services Agreement with several businesses owned by the named executive officers and Mr. Lannon whereby such businesses pay for the use of certain common facilities in the Company's offices negotiated by the parties at arms-length. Charges under the Facilities Services Agreement are periodically reviewed by the Audit Committee of the Company's Board of Directors.

     Robert J. Attea is the brother of a partner of the law firm of Phillips, Lytle, Hitchcock, Blaine & Huber LLP, which has represented and is currently representing the Company.

CORPORATE PERFORMANCE GRAPH

     The following chart and line-graph presentation compares (i) the Company's shareholder return on an indexed basis since the Initial Offering with (ii) the S&P Stock Index and (iii) the
National Association of Real Estate Investment Trusts Equity Index.

                        Performance Graph

                            CUMULATIVE TOTAL SHAREHOLDER RETURN
                                 SOVRAN SELF STORAGE, INC.
                             JUNE 25, 1995 - DECEMBER 31, 1998

               June 25,    December 31,    December 31,  December 31,  December 31,
                1995          1995            1996          1997          1998
               ________    ____________    ____________  ____________  ____________
S&P 500        100.00        114.38          140.65         187.58        241.18
NAREIT         100.00        109.08          147.51         177.39        146.34
SSS            100.00        117.68          150.04         167.07        140.09


-   assumes $100.00 invested on June 25, 1995.



2.   AMENDMENT TO THE 1995 AWARD AND OPTION PLAN

     The Board of Directors has approved, subject to Shareholder approval, an amendment ("Amendment") to the Company's 1995 Award and Option Plan (the "Employee Plan") to provide for an increase in the number of shares of Common Stock authorized to be issued under the Employee Plan by 500,000 (to a new maximum of 900,000). At the present time only 2,250 shares remain available for grant under the Employee Plan.

     Under the Employee Plan, adopted by Shareholders in 1995, the maximum number of shares of Common Stock ("Common Shares") that shall be authorized for issuance under the Employee Plan is 400,000. On May 12, 1998, the Compensation Committee determined that it was appropriate, in furtherance of the purposes of the Employee Plan, to grant awards under the Employee Plan. However, because the number of shares available under the Employee Plan at that time was insufficient to cover all the awards, a portion of the awards, as noted below, was made contingent upon Shareholder approval of the Amendment. In view of the foregoing and the need for additional Common Shares to cover awards that may be granted by the Company in the future in accordance with its normal compensation practices, the Board of Directors recommends the approval of the Amendment.

     The Employee Plan is designed to provide incentives to key employees whose contributions are important to the continued success of the Company, and to enhance its ability to attract and retain highly qualified persons for the successful conduct of the Company's business. The following summary of the principal provisions of the Employee Plan is not intended to be complete and reference should be made to the Employee Plan itself. The complete text of the Employee Plan may be obtained from the Company upon written request to the Secretary of the Company.

     The Employee Plan is administered by the Compensation Committee. No member of the Compensation Committee is eligible to be selected to participate in the Employee Plan. All key employees of the Company are eligible to be selected to participate in the Employee Plan. Participants are selected by the Compensation Committee.

     The Employee Plan authorizes the Compensation Committee to grant awards of stock options, including incentive stock options, and shares that for purposes of Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), are "restricted" ("Restricted Shares"). No awards may be granted after April 30, 2005. Subject to equitable adjustment, the total number of Common Shares authorized for issuance under the Employee Plan, as proposed to be amended, shall not exceed 900,000, including awards previously made. Common Shares underlying any awards that are forfeited, canceled or reacquired by the Company, or are otherwise terminated (other than by exercise) are added back to the shares available for issuance under the Employee Plan.

     The Compensation Committee may grant awards in the form of stock options to purchase Common Shares. The Compensation Committee will, with regard to each stock option, determine the number of shares subject to the option, the manner and time of the option's exercise, and the exercise price per share of Common Shares subject to the option. In no event, however, may the exercise price of a stock option be less than the fair market value of the Common Shares on the date of the stock option's grant. Each incentive stock option shall expire no later than the tenth anniversary of its date of grant. Upon exercise, the exercise price may, at the discretion of the Compensation Committee, be paid by a participant in cash, Common Shares, a combination thereof, or such other consideration as the Committee may deem appropriate.

     In the event of a stock dividend, stock split or other change in the Company's capital structure, the maximum number of Common Shares authorized for issuance under the Employee Plan and the number of Common Shares subject to outstanding options (together with the respective exercise prices) will be appropriately adjusted.

     The Compensation Committee may grant Restricted Shares that are contingent upon the attainment of performance goals or other restrictions as the Compensation Committee may determine. During the restriction period, the Restricted Shares may not be sold, transferred, or otherwise encumbered and such shares are subject to forfeiture if one or more conditions established by the Compensation Committee are not satisfied. Subject to the discretion of the Compensation Committee, the holder of Restricted Shares will have all of the rights of a holder of Common Shares, including the right to vote the shares and a right to receive any cash distributions. The Compensation Committee has broad discretion as to the specific terms and conditions of each award, including applicable rights upon termination of employment.

     Unless the Compensation Committee specifically determines otherwise, no award shall be transferable except by will or the laws of descent and distribution. The Employee Plan provides for the forfeiture of unexercised awards in the event of termination of employment for a reason other than death, disability, retirement, or any approved reason, unless the award provides otherwise. Forfeiture is also required if, in the opinion of the Compensation Committee, the participant competes with the Company without its written consent, or if he acts in a manner inimical to the Company's best interests.

     Upon grant of any award, the Compensation Committee may, by way of an award notice or otherwise, establish such other terms and conditions governing the grant of such award as are not inconsistent with the Employee Plan. The Compensation Committee may unilaterally amend any award if such amendment is not adverse to the participant. The Company may deduct from any payment under the Employee Plan the amount of any applicable income and employment taxes, or may require the participant to pay such taxes as a condition of making such payment. The Compensation Committee may allow the participant to satisfy this obligation by authorizing the Company to withhold from any payment of Common Shares due, or by delivering to the Company, Common Shares with a fair market value equal to the amount of the applicable taxes.

     The Board may suspend or terminate the Employee Plan at any time, and may also amend it from time to time, but may not, without shareholder approval, adopt any amendment which would materially increase the benefits accruing to participants, materially increase the maximum number of shares which may be issued under the Employee Plan, other than by reason of equitable adjustment, or materially modify the Employee Plan's eligibility requirements.

     In the event of a Change In Control (as defined in the Employee Plan), a participant whose employment is terminated within two years of the date of such event, for a reason other than death, disability, Cause (as defined in the Employee Plan), voluntary resignation for other than Good Reason (as defined in the Employee
Plan) or retirement, would be entitled to the following treatment under the Employee Plan: (i) all of the terms and conditions in effect on any of the participant's outstanding awards would immediately lapse, (ii) all of the participant's outstanding awards would automatically become 100% vested, (iii) all of the participant's outstanding stock options would immediately be cashed out on the basis of the Change In Control Price (as defined in the Employee Plan). Such payments would be made as soon as possible, but no later than the 90th day following such event. The Employee Plan also provides that upon a Change In Ownership (as defined in the Employee Plan) all participants, regardless of whether their employment is terminated, would automatically receive the same treatment afforded to a terminated participant under the Employee Plan in the event of a Change In Control.

     The following is a summary of the federal income tax aspects of the Employee Plan, based on existing law and regulations, which are subject to change. The application of state and local income taxes and other federal taxes is not discussed.

     Generally, a person who is granted an incentive stock option is not required to recognize taxable income at the time of the grant or at the time of exercise and the Company is not entitled to a deduction at the time of grant or at the time of exercise of an incentive stock option. Under certain circumstances, however, an option holder may be subject to the alternative minimum tax with respect to the exercise of his incentive stock options. Generally, the gain realized but not recognized upon the exercise of an incentive stock option (equal to the difference between the fair market value of the Common Shares received upon exercise of the incentive stock option and the purchase price paid for such Common Shares) is included in the option holder's alternative minimum taxable income and, depending upon the option holder's overall tax situation, he or she may be required to pay alternative minimum tax on such gain.

     If an option holder does not dispose of the Common Shares acquired pursuant to the exercise of an incentive stock option before the later of two years from the date of grant of the option and one year from the transfer of the Common Shares to him, any gain or loss realized on a subsequent disposition of the Common Shares will be treated as long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

     If an option holder disposes of the Common Shares received upon the exercise of an incentive stock option either (1) within one year of the transfer of the Common Shares to him or her or (2) within two years after the incentive stock option was granted, the option holder will generally recognize ordinary compensation income equal to the lesser of (a) the excess of the fair market value of the Common Shares on the date the incentive stock option was exercised over the purchase price paid for the Common Shares upon exercise and (b) the amount of gain realized on the sale. Any gain realized in excess of the compensation income recognized, and any loss realized, will be long-term or short-term capital gain or loss, depending upon the length of the period the option holder held the Common Shares. If an option holder is required to recognize ordinary compensation income as a result of the disposition of shares acquired on the exercise of an incentive stock option, the Company, subject to general rules relating to the reasonableness of the option holder's compensation and the limitation under Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"), will be entitled to a deduction for the same amount.

     If an option holder exercises an incentive stock option by transferring shares of the Company's Common Stock to the Company to pay all or part of the purchase price, the option holder will not recognize gain or loss with respect to the already owned shares exchanged. The number of Common Shares of stock received upon exercise of the incentive stock option equal to the number of shares exchanged will have a basis and holding period equal to the basis and holding period the option holder had in the shares exchanged. The remaining Common Shares received will have a basis equal to the cash paid, if any, on the exercise.

     A person who is granted a non-qualified stock option does not have taxable income at the time of grant, but does have taxable income at the time of exercise equal to the difference between the purchase price of the Common Shares and the fair market value of the Common Shares on the date of exercise. Subject to general rules relating to the reasonableness of an employee option holder's compensation and the limitation under Section 162(m) of the Code, the Company is entitled to a corresponding deduction for the same amount.

     If an option holder exercises a non-qualified stock option by transferring shares of Company Common Stock to the Company to pay all or part of the purchase price, the option holder will not recognize gain or loss with respect to the already owned shares exchanged. The number of Common Shares received upon exercise of the non-qualified stock option equal to the number of shares exchanged will have a basis and holding period equal to the basis and holding period the option holder had in the shares exchanged. The fair market value of the additional Common Shares received will be includible in the option holder's income upon exercise and the option holder's basis in such Common Shares will equal such value.

     An employee who has been granted Restricted Shares will not be required to recognize taxable income at the time of the grant, and the Company will not be entitled to a deduction at the time of the grant, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes and the employee does not elect to recognize income at that time by making an election pursuant to Section 83(b) of the Code. When such restrictions lapse, the employee will recognize taxable income in an amount equal to the excess of the fair market value of the Restricted Shares at such time over the amount, if any, paid for such Restricted Shares. Subject to general rules relating to the reasonableness of the employee's compensation and the limitation under Section 162(m) of the Code, the Company will be entitled to a deduction for the same amount.

     Section 162(m) of the Code generally limits to $1 million the amount of compensation paid to certain "covered employees" of a publicly held corporation (generally, the corporation's chief executive officer and four most highly compensated executive officers other than the chief executive officer) that can be deducted by the corporation for the year. Certain performance-based compensation, the material terms of which are disclosed to the corporation's shareholders and approved by a majority vote of the shareholders, is exempt from the $1 million limitation. Based on regulations promulgated under Section 162(m), grants of options to covered employees under the Employee Plan would appear to qualify for the exemption from the $1 million limitation as performance-based compensation.

     As of December 31, 1998 three executive officers and approximately 14 other officers and key employees were eligible to participate in the Employee Plan. Because awards made under the Employee Plan are at the discretion of the Compensation Committee, it is not possible to determine what benefits eligible employees will receive in the future. Grants of options under the Employee Plan made during 1998 to the executive officers are shown under "Options Granted in the Last Fiscal Year" above. Of the options granted in 1998, options to purchase 15,400 Common Shares were granted to each of Messrs. Attea, Myszka and Rogers contingent upon Shareholder approval of the Amendment. No other options were granted contingent upon Shareholder approval of the Amendment. Grants of Restricted Shares during 1998 to the executive officers are shown in the "Summary Compensation Table" above. During 1998 options to purchase a total of 134,550 Common Shares were granted to executive officers and options to purchase a total of 12,000 Common Shares were granted to other officers and employees. Also during 1998, 15,450 Restricted Shares with a total value of $142,591 were granted to executive officers. As of March 25, 1999, a total of 17,650 Restricted Shares have been granted under the Employee Plan. As of that date, options to purchase a total of 452,550 Common Shares have been granted under the Employee Plan, of which 30,000 have been exercised and 26,250 forfeited, leaving a balance outstanding of 396,300. Based upon the closing price of the Company's Common Stock at March 25, 1999 of $24.1875, the market value of the Common Shares underlying outstanding options (including those underlying options granted contingent upon approval by Shareholders of the Amendment) was $9,585,506. The market value of the 46,200 Common Shares underlying the options granted contingent upon Shareholder approval of the Amendment was $1,117,463.

     Approval of the Amendment requires the affirmative vote of a majority of the shares of the Company's Common Stock present and entitled to vote at the Annual Meeting, provided that a majority of the outstanding shares of the Company's Common Stock vote on the proposal.

     The Board of Directors recommends a vote "FOR" the proposal to approve the amendment to increase the number of shares available for issuance under the 1995 Award and Option Plan.


3.   AMENDMENT TO THE 1995 OUTSIDE DIRECTORS' STOCK OPTION PLAN

     The Board of Directors has approved, subject to Shareholder approval, an amendment ("Amendment") to the Company's 1995 Outside Directors' Stock Option Plan (the "Directors' Plan") to (i) provide for an increase in the number of shares of Common Stock ("Common Shares") authorized to be issued under the Directors' Plan from 50,000 to 100,000, and (ii) to increase the number of shares covered by initial and annual grants to be made under the Directors' Plan from 2,500 to 3,000.

     Under the Directors' Plan, adopted by Shareholders in 1995, the maximum number of Common Shares that may be issued under the Directors' Plan is 50,000, subject to equitable adjustment. As of December 31, 1998 10,000 Common Shares remained available under the Directors' Plan. In view of the limited number of Common Shares remaining available for the Directors' Plan, Shareholders are requested to authorize additional Common Shares under the Directors' Plan to cover anticipated awards to be granted by the Company in the future in accordance with the provisions of the Directors' Plan, as proposed to be amended.

     The purpose of the Directors' Plan is to promote the long-term financial success of the Company and thereby increase Shareholder value by enabling the Company to attract and retain outstanding outside Directors whose judgment, interest and special efforts are essential to the conduct of the Company's operations. In 1998, the Company engaged a compensation consulting firm to study its Board of Director compensation program and to evaluate its competitiveness. This evaluation included published surveys of director compensation for comparably sized companies, as well as data for a peer group of companies. Based on this evaluation, the consulting firm recommended that the level of options granted under the Directors' Plan be increased as provided for in the Amendment.

     Following is a summary of the principal provisions of the Directors' Plan, as proposed to be amended.

     Under the Directors' Plan, each Director who is not an officer or employee of the Company will be granted, effective as of the Director's initial election or appointment to the Board, a ten-year option to acquire 3,000 Common Shares at the fair market value of a Common Shares on the date the option is granted, and will, effective as of the close of each annual shareholders' meeting thereafter, be granted a ten-year option to acquire an additional 3,000 Common Shares at the fair market value of a Common Share on the date of grant. The initial options for 3,000 Common Shares are exercisable one year from the date of grant; options awarded annually thereafter vest immediately. No options may be transferred other than by will or the laws of descent and distribution. The exercise price of options granted under the Directors' Plan may be paid in cash or, if permitted by the Board of Directors or its authorized committee, by exchanging shares of Common Stock owned by the optionee, or a combination of cash and shares. The value of shares exchanged in full or partial payment of the exercise price will be based on the fair market value of the shares at the time the option is exercised. The Company may facilitate the cashless exercise of options through customary brokerage arrangements.

     Under the Directors' Plan, options terminate and cease to be exercisable on the date an outside Director ceases to serve as a Director except that if a Director ceases to serve because of death, disability or mandatory resignation due to age, the outside Director, or his or her personal representative, may exercise any outstanding options to the extent exercisable on the date of such death, disability or resignation, during the one-year period thereafter.

     In the event of (i) the dissolution or liquidation of the Company, (ii) a merger, reorganization or consolidation in which the Company is acquired by another person or in which the Company is not the survivor corporation, or (iii) the sale of all or substantially all of the outstanding Common Stock or assets of the Company to another entity, the Directors' Plan and outstanding options will terminate unless provision is made for the assumption of outstanding options or the substitution of new options for outstanding options. In the event of such termination, any unexercised portion of outstanding options which is vested and exercisable at that time shall be exercisable for at least 15 days prior to the date of such termination.

     In the event of a stock dividend, stock split, merger, consolidation or other change in the Company's capital structure, the maximum number of Common Shares available for issuance under the Directors' Plan and the number of Common Shares subject to outstanding options (together with the respective exercise prices) will be appropriately adjusted.

     A Director does not have taxable income at the time options are granted, but does have taxable income at the time of exercise equal to the difference between the purchase price of the shares and the fair market value of the shares on the date of exercise. An equal amount may be claimed as a deduction by the Company.

     If a Director exercises an option by transferring shares of Company's Common Stock to the Company to pay all or part of the purchase price, the Director will not recognize gain or loss with respect to the already owned shares exchanged. The number of Common Shares received upon exercise of the option equal to the number of shares exchanged will have a basis and holding period equal to the basis and holding period the option holder had in the shares exchanged. The fair market value of the additional shares received will be includible in the Director's income upon exercise and the Director's basis in such shares will equal such value.

     If the Amendment is approved by Shareholders, options to purchase 3,000 shares of the Company's Common Stock will be granted to each of Messrs. John E. Burns, Michael A. Elia, Anthony P.
Gammie and Charles E. Lannon following the Annual Meeting.

     Approval of the Amendment requires the affirmative vote of a majority of the shares of the Company's Common Stock present and entitled to vote at the Annual Meeting, provided that a majority of the outstanding shares of the Company's Common Stock vote on the proposal.

     The Board of Directors recommends a vote "FOR" the proposal to approve the Amendment to the 1995 Outside Directors' Stock Option
Plan.

4.   ADOPTION OF DEFERRED COMPENSATION PLAN FOR DIRECTORS OF
     SOVRAN SELF STORAGE, INC.

     The Board of Directors has adopted a resolution recommending that Shareholders consider and approve a proposal to approve the adoption of the Deferred Compensation Plan for Directors of Sovran Self Storage, Inc. (the "Plan"). If approved by Shareholders, the Plan will be effective May 25, 1999.

     The Plan is intended to provide non-employee Directors the opportunity to defer the receipt of their annual retainer fees and fees for attendance at meetings of the Board of Directors and its committees and to receive those deferred fees in the form of shares of the Company's Common Stock. All non-employee Directors (currently, four persons) will be eligible to participate in the Plan. The maximum number of shares that may be issued under the Plan is 20,000, subject to adjustment to reflect certain changes in capitalization, such as stock splits, stock dividends or recapitalizations. The full text of the Plan is included as Appendix A to this Proxy Statement, and the following description of the material terms of the Plan is qualified in its entirety by reference to the full text of the Plan.

     The Plan permits non-employee Directors to defer to a later year receipt of all or a portion of their annual retainer and meeting fees ("Compensation") which otherwise would be includible in income for tax purposes in the year in which it would have been paid. Under current tax laws, no income will be recognized by a Director at the time of deferral. Upon payment, a Director will recognize ordinary income in an amount equal to the sum of the fair market value of the shares of Common Stock received and the cash received for any fractional share. The Company will be entitled to a deduction equal to the income recognized by the Director.

     Under the Plan, non-employee Directors may defer all or part of their Compensation otherwise payable in cash. Compensation which is deferred will be credited to each Director's account under the Plan ("Account") in the form of Units. The number of Units credited will be determined by dividing the amount of Compensation deferred by the closing price of the Company's Common Stock on the New York Stock Exchange (the "Stock Price") on the immediately preceding day. When cash dividends are paid on the Company's Common Stock the Director's Account will be credited with a number of Units determined by multiplying the number of Units in the Account on the dividend record date by the per-share dividend amount and then dividing the product by the Stock Price on the dividend record date. In the case of stock dividends, the Director's Account will be credited with a number of Units determined by multiplying the number of Units in the Account by the stock dividend declared.

     All amounts credited to a Director's Account will be paid to the Director in the form of shares of the Company's Common Stock, the number of which shares will equal the number of Units credited to the Director's Account. A Director may elect to receive the shares in a lump sum on a date specified by the Director or in quarterly or annual installments over a specified period and commencing on a specified date. If a Director makes no election, shares will be distributed in a lump sum within ten days of the termination of the Director's services as a Director. In the event of a Director's Disability (as defined in the Plan) or death, all amounts credited to the Director's Account as of the date of disability or death will be paid promptly in a lump sum to the Director or to the beneficiary designated by the Director, or if none, to the Director's estate.

     If a Change In Control (as defined in the Plan) occurs and a Director ceases to be a Director within two years thereafter, then all amounts credited to the Director's Account as of such date of termination will be paid promptly in a lump sum.

     The Plan permits a Director, with the approval of the Board of Directors, to withdraw, in the form of shares, amounts credited to the Director's Account in the case of financial hardship in the nature of an emergency. However, the amount withdrawn cannot exceed the amount reasonably necessary to meet the financial hardship.

     Because the benefits under the Plan are dependent upon the number of outside Directors who elect to participate in the Plan, the portion of their Compensation that participating Directors elect to defer and the market price of the Company's Common Stock when deferred Compensation and dividends are credited to their Accounts, it is not possible to predict what benefits will be received under the Plan.

     The Plan may be amended or terminated at any time by the Board of Directors, but no amendment or termination shall affect amounts previously credited to a Director's Account.

     Approval of the Plan requires the affirmative vote of a majority of the shares of Company's Common Stock present and entitled to vote at the Annual Meeting, provided that a majority of the outstanding shares of the Company's Common Stock vote on the proposal.

     The Board of Directors recommends a vote "FOR" the proposal to adopt the Deferred Compensation Plan for Directors of Sovran Self
Storage, Inc.

 5.  APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The firm of Ernst & Young LLP, independent certified public accountants, has audited the records of the Company since the Initial Offering. The Board of Directors wishes to continue the services of the firm for the fiscal year ending December 31, 1999, and the Shareholders' ratification of such appointment is requested. If the Shareholders do not ratify the selection of Ernst & Young LLP by the affirmative vote of a majority of votes cast at the Annual Meeting on this proposal, selection of independent accountants will be reconsidered by the Board of Directors.

     Representatives of Ernst & Young LLP will attend the Annual
Meeting of Shareholders, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     The Board of Directors recommends a vote "FOR" the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent accountants.

PROPOSALS OF SHAREHOLDERS FOR 1999 ANNUAL MEETING

     To be considered for inclusion in the proxy materials for the 2000 Annual Meeting of Shareholders, Shareholder proposals must be received by the Secretary of the Company, 5166 Main Street, Williamsville, New York 14221, no later than December 22, 1999.

     The Company's By-Laws set forth the procedure to be followed by a Shareholder who wishes to present a proposal at an Annual Meeting (other than a proposal submitted for inclusion in the Company's proxy materials). Only a Shareholder of record entitled to vote at an Annual Meeting may present a proposal and must give timely written notice thereof to the Secretary of the Company at the address noted above. Generally, such notice must be received by the Company not less than 75 days nor more than 180 days prior to the anniversary date of the immediately preceding Annual Meeting. However, if such meeting is called for a date more than seven days prior to the anniversary date, then the notice must be received not later than the close of business on (i) the 20th day following the earlier of (a) the date on which notice of the date of the meeting was mailed to Shareholders or (b) the date on which the date of such meeting was publicly disclosed, or (ii) if the date of notice or public disclosure occurs more than 75 days prior to the scheduled date of the meeting, then the later of (a) the 20th day following the first to occur of such notice or public disclosure or (b) the 75th day prior to the scheduled date of the meeting.

OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Board of Directors of the Company did not contemplate or expect that any business other than that pertaining to the subjects referred to in this Proxy Statement would be brought up for action at the meeting, but in the event that other business calling for a Shareholders' vote does properly come before the meeting, the Proxies will vote thereon according to their best judgment in the interest of the Company.

                              By Order of the Board of Directors,

                              David L. Rogers
                              Secretary

April 20, 1999

                           APPENDIX A







                      DEFERRED COMPENSATION

                       PLAN FOR DIRECTORS

                              OF

                    SOVRAN SELF STORAGE, INC.







                     Effective May 25, 1999






















PAGE

            DEFERRED COMPENSATION PLAN FOR DIRECTORS

                     Effective May 25, 1999


     1.   Purpose and Eligibility

     Sovran Self Storage, Inc. (the "Corporation") hereby establishes the Deferred Compensation Plan for Directors (the "Plan") the purpose of which is to provide Directors of the Corporation who are not employees of the Corporation the opportunity to defer to a future date the receipt of their annual retainer fees and fees for attendance at Board and Committee meetings ("Compensation"). Nothing contained in this Plan shall be deemed to constitute an employment contract or agreement between the Directors and the Corporation.

     2.   Election

     A Director may at any time elect to defer receipt of all or a portion of Compensation not yet earned. For 1999, an election shall be made by May 25, 1999. For new Directors, an election for the first year of service shall be made within fifteen (15) days of becoming a Director. For each subsequent year, an election must be made prior to the start of the year for which the election is to be applicable. Such election shall be in writing, shall specify the method of payment of deferred amounts in accordance with Paragraph 5, and shall continue until amended or terminated by written notice delivered to the Corporation. Such notice of amendment or termination shall not affect previously deferred Compensation.

     3.   Shares Subject to Plan

     (a) Subject to adjustment as provided in subparagraph (b), the number of shares of the Corporation's common stock (the "Stock") reserved for issuance pursuant to Paragraph 5 of the Plan is 20,000 shares. Stock issued under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     (b) The number of shares of Stock reserved for issuance under the Plan shall be appropriately adjusted to take into account any changes in the number of outstanding shares of Stock resulting from split-ups or combinations of shares or recapitalizations.

     4.   Maintenance of Deferred Account

     (a) Compensation which is deferred shall be credited, in accordance with each Director's election, to his or her account ("Account") as of the date on which current payment otherwise would have been made (the "Payment Date") based on the value of the Stock; the number of Units credited from time to time to each Account shall be:

          --   With Respect to Compensation Deferred:  The number
          obtained by dividing the amount of Compensation otherwise payable on the Payment Date by 100% of the closing price of the Stock on the New York Stock Exchange (such closing price being the "Stock Price") on the immediately preceding business day;

          --   With Respect to Cash Dividends:  The number obtained
          by multiplying the number of Units in the Account by any cash dividends declared by the Corporation on the Stock and dividing the product by 100% of the Stock Price on the related dividend record date; and

          --   With Respect to Stock Dividends:  The number
          obtained by multiplying the number of Units in the Account by the stock dividend declared.

     (b) The number of Units credited to each Account shall be appropriately adjusted to take into account any changes in the number of outstanding shares of Stock resulting from split-ups or combinations of shares or recapitalizations.

     (c) The Plan is intended to constitute an "unfunded" plan for deferred compensation. The establishment of or allocation to Accounts shall not vest in any participant any right, title or interest in or to any specific assets of the Corporation nor shall the Corporation be required to purchase any Stock. However, in the event the Corporation should purchase such Stock, it shall not be required to exercise any option or right with respect to such Stock, or if it wishes to exercise any option or right under such Stock, it shall not be required to exercise such option or right in any particular manner. With respect to the Corporation's obligations under the Plan, the participant shall have no rights that are greater than those of a general creditor of the Corporation.

     (d) Within forty-five (45) days after the end of a calendar year, the Corporation shall provide each Director who is participating in the Plan with a statement listing the balance of such Director's Account as of the end of the year.

     5.   Payment of Deferred Amounts

     (a) All amounts credited to an Account shall be paid to the Director in shares of Stock (other than cash in lieu of fractional shares) either:

          (i) in a lump sum on a date specified by the Director on his election form and in a number of shares equal to the number of Units then credited to the Director's Account, or

          (ii) in quarterly or annual installments over such period and commencing at such time as the Director shall have elected, on his or her election form, each installment being equal to a number of shares equal to the number of Units then credited to the Director's Account divided by the number of installments remaining to be paid; or

          (iii) in a lump sum within ten (10) business days of the termination of the Director's service as a director if the Director has not elected a different payment date on his election form and in number of shares equal to the number of Units then credited to the Director's Account.

     (b) In the event of a Director's death or Disability (as defined below), all amounts credited to his or her Account as of his or her date of death or Disability shall be paid promptly in a lump sum, in shares of Stock equal to the number of Units as of such date, to the Beneficiary designated on the Director's election form or, if none, to his estate. "Disability" means the inability, due to illness or injury, to engage in any gainful occupation for which the individual is suited by education, training or experience, which condition continues for at least six (6) months.

     (c) If a Change in Control occurs and the participant ceases to be a Director (other than by reason of death, Disability, retirement or Termination for Cause) within two years thereafter, then upon the date of any such occurrence, all amounts credited to the participant's Account as of such date shall be paid promptly in a lump sum, in shares of Stock equal to the number of Units as of such date, to the Director. A "Change in Control" shall occur if
(i) any person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Company with respect to which 20% or more of the total number of votes for the election of the Board of Directors of the Company may be cast; (ii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election or combination of the foregoing, the persons who were prior to the institution thereof directors of the Company shall cease to constitute a majority of the Board of Directors of the Company; and
(iii) stockholders of the Company shall approve an agreement pursuant to which the Company will cease to be an independent publicly owned corporation or for a sale or other disposition of all or substantially all of the assets of the Company.
"Termination for Cause" means termination which is effected by reason of fraud, deceit, or other gross misconduct by the Director performed within the scope of his duties as Director.

     (d) Upon approval of the Board of Directors, a Director participating in the Plan may withdraw all or a portion of the balance of Units in such Director's Account, in shares of Stock equal to the number of Units withdrawn, in the case of financial hardship in the nature of an emergency; provided however that the amount of such withdrawal cannot exceed the amount reasonably necessary to meet the financial hardship. The Board of Directors shall have the sole discretion to determine the circumstances under which such withdrawals are permitted.

     6.   Non-Assignment

     (a) No right to receive payments under this Plan shall be transferable or assignable by a Director except by will or in accordance with the laws of descent and distribution. All amounts of Compensation deferred under this Plan, all property and rights which may be purchased by the Corporation with such amounts and all income attributable to such amounts, property and rights shall remain the sole property and rights of the Corporation (without being restricted to the provision of benefits under this Plan) subject only to the claims of the Corporation's general creditors.

     (b) No modification of the time or manner of payment under the Plan shall be authorized if and to the extent that such authorization or the making of such modification would constitute "constructive receipt" on the part of a participant of amounts credited to his or her Account under the federal income tax laws.

     7.   Effective Date and Termination

     This Plan shall be effective with respect to any compensation earned by a Director on and after May 25, 1999 and may be amended or terminated at any time by resolution of the Board, but no amendment or termination shall affect amounts previously credited to a Director's Account.

                    SOVRAN SELF STORAGE, INC.

               SOLICITED BY THE BOARD OF DIRECTORS
     for the Annual Meeting of Shareholders -- May 25, 1999

     Robert J. Attea, Kenneth F. Myszka and David L. Rogers, and each of them with full power of substitution, are hereby appointed proxies to vote all shares (unless a lesser number is specified on the other side) of the stock of Sovran Self Storage, Inc. that are held of record by the undersigned on March 25, 1999 at the Annual Meeting of Shareholders of Sovran Self Storage, Inc., to be held at 25050 Sperry Drive, Westlake, Ohio, on May 25, 1999 at 11: a.m., local time, and any adjournments thereof, with all powers the undersigned would possess if personally present, for the election of directors, on each of the other matters described in the Proxy Statement and otherwise in their discretion.

     The shares represented by this Proxy will be voted as directed by the shareholders. If no direction is given, such shares will be voted for Proposals 1, 2, 3, 4 and 5.

     Please return this proxy card promptly using the enclosed envelope.

                 (To be Signed on Reverse Side)

                 Please date, sign and mail your
              proxy card back as soon as possible!

                 Annual Meeting of Shareholders
                    SOVRAN SELF STORAGE, INC.

                          May 25, 1999


       Please mark your
[ X ]  votes as in this
       example.

     PLEASE MARK, SIGN, DATE & RETURN THIS PROXY IN THE ENCLOSED
ENVELOPE. THE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. The Directors recommend a vote FOR election of all nominees and FOR proposals 2, 3, 4 and 5.


1.   ELECTION OF DIRECTORS:  Nominees:

     Robert J. Attea
     Kenneth F. Myszka
     John E. Burns
     Michael A. Elia
     Anthony P. Gammie
     Charles E. Lannon

     [  ] FOR  [  ] WITHHELD

     For except vote withheld from the following nominee(s):

     ________________________________________


2.   Approval of Amendment to the 1995 Award and Option Plan

     [  ] FOR       [  ] AGAINST        [  ] ABSTAIN


3.   Approval of Amendment to the 1995 Outside Directors' Stock
     Option Plan

     [  ] FOR       [  ] AGAINST        [  ] ABSTAIN


4. Approval of Deferred Compensation Plan for Directors of Sovran Self Storage, Inc.

     [  ] FOR       [  ] AGAINST        [  ] ABSTAIN


5. Ratify the appointment of Ernst & Young LLP as independent auditors for fiscal year 1999

     [  ] FOR       [  ] AGAINST        [  ] ABSTAIN

6. In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or, any adjournment(s) thereof


                                   Change of Address/comments
                                   on reverse side        [   ]

                                   I plan to attend the
                                   meeting                [   ]

                                   I do not plan to attend
                                   the meeting            [   ]





SIGNATURE(S)_______________________________ Date_________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such. If a corporation, please sign in full by President or other authorized officer. If partnership, please sign in partnership name by authorized person.

                    SOVRAN SELF STORAGE, INC.
            1995 OUTSIDE DIRECTORS' STOCK OPTION PLAN


                           SECTION 1.

                             PURPOSE

          1.1 The purpose of the "SOVRAN SELF STORAGE, INC. 1995 OUTSIDE DIRECTORS' STOCK OPTION PLAN" (the "Plan") is to foster and promote the long-term financial success of the Company and materially increase stockholder value by enabling the Company to attract and retain the services of outstanding Outside Directors (as defined herein) whose judgment, interest, and special effort is essential to the successful conduct of its operations.


                           SECTION 2.

                           DEFINITIONS

          2.1 "Annual Award" means an Option for 2,500 shares of Stock.

          2.2  "Awards" means Annual Awards and Initial Awards.

          2.3  "Board" means the Board of Directors of the Company.

          2.4  "Company" means Sovran Self Storage, Inc., a
Maryland corporation, and any successor thereto.

          2.5 "Disability" means total disability, which if the Outside Director were an employee of the Company, would be treated as a total disability under the terms of the Company's long-term disability plan for employees, as in effect from time to time.

          2.6 "Fair Market Value" on any date means the average of the high and low sales prices of a share of Stock as reflected in the report of consolidated trading of New York Stock Exchange-listed securities (or, if the Stock is not then listed on the New York Stock Exchange ("NYSE"), the principal public trading market for such shares) for that date (or if no shares of Stock were traded on the NYSE or such other principal public trading market on that date, the next preceding date that shares of Stock were so traded) published in the Midwest Edition of The Wall Street Journal; provided, however, that if no shares of Stock have been publicly traded for more than ten (10) days immediately preceding such date, then the Fair Market Value of a share of Stock shall be determined by the Board or its authorized Committee in such manner as it may deem appropriate.

          2.7 "Initial Award" means an Option for 2,500 shares of Stock.

          2.8 "Option" means the right to purchase Stock at a stated price for a specified period of time. All Options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code, as amended.

          2.9 "Outside Director" means each person who, on the date of an Initial Award or as of the close of the day on which an Annual Award is granted, is a director of the Company and who, as of such day, is not otherwise an officer or employee of the Company or any of its subsidiaries.

          2.10 "Stock" means the common stock of the Company, $.01 par value per share.


                           SECTION 3.

                  ELIGIBILITY AND PARTICIPATION

     Each Outside Director shall participate in the Plan.



                           SECTION 4.

                      STOCK SUBJECT TO PLAN

          4.1 Number. The total number of shares of Stock subject to Awards under the Plan may not exceed 50,000 shares, subject to adjustment pursuant to Section 4.3. The shares to be delivered under the Plan may consist, in whole or in part, of treasury Stock or authorized but unissued Stock, not reserved for any other purpose.

          4.2 Canceled or Terminated Awards. Any shares of Stock subject to an Option which for any reason is canceled or terminated without the issuance of Stock shall again be available for Awards under the Plan.

          4.3 Adjustment in Capitalization. In the event of any Stock dividend or Stock split, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or other similar corporate change in which the Company survives the transaction, the aggregate number of shares of Stock available for issuance hereunder or subject to Options and the respective exercise prices of outstanding Options shall be appropriately adjusted by the Board or its authorized Committee, whose determination shall be conclusive; provided, however, that any fractional shares resulting from any such adjustment shall be disregarded.

                           SECTION 5.

                          STOCK OPTIONS

          5.1  Grant of Options.

               (a) Initial Awards. Effective on the later of the date of the completion of the initial public offering of shares of Stock or the date the Outside Director is first elected or appointed to the Board, each Outside Director who has not previously been granted an Initial Award shall be granted an Initial Award.

               (b) Annual Awards. Thereafter, effective as of the close of each annual meeting of the stockholders of the Company, each Outside Director shall be granted an Annual Award.

               (c)  Option Agreement.  Each Option shall be
evidenced by an Option agreement that shall specify the exercise price, the term of the Option, the number of shares of Stock to which the Option pertains and such other matters, not inconsistent herewith, as the Committee deems necessary or appropriate.

               (d) Limitations. All grants of Options under the Plan shall be subject to the availability of shares hereunder, and no Option shall be granted under the Plan to the extent necessary to prevent Outside Directors serving as the administrators of any of the Company's other stock option or employee benefit plans from failing to qualify as "disinterested persons" under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3").

          5.2  Option Price.  Each Option granted pursuant to the
Plan shall have an exercise price equal to the Fair Market Value of a share of Stock on the date the Option is granted.

          5.3  Vesting and Exercise of Options.

               (a) Initial Awards. Options granted pursuant to an Initial Award under this Plan shall vest and become exercisable on the first anniversary of the date of grant.

               (b) Annual Awards. Options granted pursuant to an Annual Award under this Plan shall be immediately vested and exercisable on the date of grant.

               (c) Exercise Period. Options shall terminate and cease to be exercisable on the earlier of (i) the tenth anniversary of the date of the Option's grant, or (ii) the date on which the Outside Director to whom such Option was granted ceases for any reason to serve as a director of the Company; provided, however, that in the event an Outside Director ceases to serve as a director of the Company by reason of the Outside

Director's Disability, death or mandatory resignation due to age, the Outside Director, or his or her personal representative, may exercise any outstanding Options not theretofore exercised, to the extent exercisable on the date of such Disability, death or resignation, during the one-year period following such Disability, death or resignation.

          5.4 Services as an Employee. Notwithstanding any other provision of the Plan, if an Outside Director becomes an employee of the Company or any of its subsidiaries (a "Former Outside Director"), the Former Outside Director shall be treated as continuing in service for purposes of this Plan, but shall not be eligible to receive Annual Awards while an employee or for one full year thereafter. If during this period of ineligibility the Former Outside Director ceases to be an employee, the provisions of
Section 5.3(c) shall continue to be applicable.

          5.5 Exercise. Options may be exercised, in whole or in part and only to the extent then exercisable, by giving written notice of exercise to the Company accompanied by full payment of the Option price by one or more of the following methods of payment:

               (a) In cash, by certified or bank check or other instrument acceptable to the Board or its authorized committee;

               (b) In the form of shares of Stock that are not then subject to restrictions under any Company plan, if permitted by the Board or its authorized committee, in its discretion. Such surrendered shares shall be valued at Fair Market Value on the date of exercise; or

               (c) By the Outside Director delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the Option price; provided that in the event the Outside Director chooses to pay the Option price as so provided, the Outside Director and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure. Payment instruments will be received subject to collection.


                           SECTION 6.

        AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN

          The Plan shall be administered in accordance with Rule 16b-3 by the Board or an authorized committee thereof (in which case all references to the Board shall refer to such committee while such committee administers this Plan), which shall make any determination under or interpretation of any provision of the Plan and any Option. Any of the foregoing actions taken by the Board shall be final and conclusive. The Board may terminate or suspend the Plan, and may amend and make such changes in and additions to the Plan (and, with the consent of the applicable Outside Director any outstanding Option) as it may deem proper and in the best interest of the Company; provided, however, that no such action shall adversely affect or impair any Options theretofore granted under the Plan without the consent of the applicable Outside Director; and provided further, however, that no amendment (i) increasing the maximum number of shares of Stock which may be issued under the Plan, except as provided in
Section 4.3, (ii) extending the term of the Plan or any Option,
(iii) changing the requirements as to eligibility for participation in the Plan, or (iv) otherwise requiring approval of stockholders under Rule 16b-3, shall be adopted without the approval of stockholders. Notwithstanding anything to the contrary herein, the Plan shall not be amended more than once in every six month period, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.


                           SECTION 7.

                 EFFECT OF CERTAIN TRANSACTIONS

          In the case of (a) the dissolution or liquidation of the Company, (b) a merger, reorganization or consolidation in which the Company is acquired by another person or in which the Company is not the surviving corporation, or (c) the sale of all or substantially all of the outstanding Stock or assets of the Company to another entity, the Plan and Options issued hereunder shall terminate on the effective date of such dissolution, liquidation, merger, reorganization, consolidation or sale, unless provision is made in such transaction for the assumption of Options theretofore granted under the Plan or the substitution for such Options of a new stock option of the successor corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise price, such as provided in Section 4.3 of the Plan. In the event of any transaction which will trigger such termination, the Company shall give written notice thereof to the Outside Directors at least twenty days prior to the effective date of such transaction or the record date on which stockholders of the Company entitled to participate in such transaction shall be determined, whichever comes first. In the event of such termination, any unexercised portion of outstanding Options, which is vested and exercisable at that time, shall be exercisable for at least 15 days prior to the date of such termination; provided, however, that in no event shall any Option be exercisable after the applicable expiration date for the Option.

                           SECTION 8.

                    MISCELLANEOUS PROVISIONS

          8.1 Nontransferability of Awards. No Options may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All rights with respect to Options granted to an Outside Director shall be exercisable during his lifetime only by him.

          8.2 Rights As A Stockholder. An Outside Director or a transferee of an Option shall not have any rights as a stockholder with respect to any shares of Stock issuable upon exercise of an Option until the date of the receipt of payment by the Company. No adjustments pursuant to Section 4.3 shall be made as to any Option for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is after such date.

          8.3 No Guarantee of Membership. Nothing in the Plan shall confer upon an Outside Director the right to remain a member of the Board.

          8.4 Requirements of Law. The granting of Options and the issuance of shares of Stock upon the exercise of Options shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental or self-regulatory or other agencies as may be required.

          8.5 Term of Plan. The Plan shall be effective upon its approval by the stockholders of the Company. The Plan shall continue in effect, unless sooner terminated or suspended pursuant to Section 6, until the tenth anniversary of the date on which it is approved by the stockholders of the Company, so long as the total number of shares of Stock purchased under the Plan or subject to outstanding Options does not exceed the number of shares of Stock specified in Section 4.1, subject to adjustment pursuant to
Section 4.3. Notwithstanding the foregoing, each Option granted under the Plan shall remain in effect until such Option has been exercised or has terminated in accordance with its terms and the terms of the Plan.

          8.6 Separability. In case any provision of the Plan shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          8.7 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York.

                    SOVRAN SELF STORAGE, INC.
                   1995 AWARD AND OPTION PLAN


          1.   Purpose

               The purposes of the Plan are to advance the interests of the Company and its stockholders, by providing a long-term incentive compensation program that will be an incentive to the Key Employees of the Company and its Subsidiaries whose contributions are important to the continued success of the Company and its Subsidiaries, and by enhancing their ability to attract and retain in their employ highly qualified persons for the successful conduct of their businesses.

          2.   Definitions

               2.1 "Acceleration Date" means (i) in the event of a Change in Ownership, the date on which such change occurs, or
(ii) with respect to a Participant who is eligible for treatment under paragraph 20 hereof on account of the termination of his employment following a Change in Control, the date on which such termination occurs.

               2.2 "Award Notice" means a written notice from the Company to a Participant that sets forth the terms and conditions of Stock Options or Restricted Stock awarded to the Participant under the Plan in addition to those established by this Plan and by the Committee's exercise of its administrative powers.

               2.3 "Board" means the Board of Directors of the Company.

               2.4 "Cause" means (i) the willful and continued failure by a Key Employee to substantially perform his duties with his employer after written warnings specifically identifying the lack of substantial performance are delivered to him by his employer, or (ii) the willful engaging by a Key Employee in conduct which is materially and demonstrably injurious to the Company or a Subsidiary.

               2.5 "Change in Control" shall be deemed to have occurred at such time as (i) after the effective date of the Company's first registration statement on Form S-11, any "person" within the meaning of Section 14(d) of the Exchange Act, other than the Company, a Subsidiary, or any employee benefit plan or plans sponsored by the Company or any Subsidiary, is or has become the "beneficial owner", as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of 20% or more of the combined voting power of the outstanding securities of the Company ordinarily having the right to vote at the election of directors, or
(ii) after the effective date of the Company's first registration statement on Form S-11, approval by the stockholders of the Company of (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock of the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which the common stockholders of the Company immediately prior to the consolidation or merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger as immediately before, or (b) any consolidation or merger in which the Company is the continuing or surviving corporation but in which the common stockholders of the Company immediately prior to the consolidation or merger do not hold at least a majority of the outstanding common stock of the continuing or surviving corporation (except where such holders of common stock hold at least a majority of the common stock of the corporation which owns all of the common stock of the Company), or (c) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or
(iii) individuals who constitute the Board on May 1, 1995 (the "Incumbent Board") have ceased for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to May 1, 1995 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters (3/4) of the directors comprising the Incumbent Board (either by specific vote or by approval of the proxy statement of the Company in which such person is named as nominee for director without objection to such nomination) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board.

               2.6 "Change in Control Price" means, in respect of a Change in Control, the highest closing price per share paid for the purchase of Common Stock on the New York Stock Exchange ("NYSE") or, if the Common Stock is not then listed on the NYSE, on the principal public trading market for the Common Stock during the ninety (90) day period ending on the date the Change in Control occurs, and in respect of a Change in Ownership, the highest closing price per share paid for the purchase of Common Stock on the NYSE or, if the Common Stock is not then listed on the NYSE, on the principal public trading market for the Common Stock during the ninety (90) day period ending on the date the Change in Ownership occurs.

               2.7 "Change in Ownership" means a change which results directly or indirectly in the Company's Common Stock ceasing to be actively traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System.

               2.8 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

               2.9 "Committee" means the Compensation Committee of the Board, or such other committee designated by the Board, authorized to administer the Plan. The Committee shall consist of not less than three members, each of whom shall be "disinterested" as defined by Rule 16b-3 under the Exchange Act as amended from time to time.

               2.10 "Common Stock" means the common stock, $.01 par value, of the Company.

               2.11 "Company" means Sovran Self Storage, Inc., a
Maryland corporation.

               2.12 "Exchange Act" means the Securities Exchange
Act of 1934, as amended from time to time.

               2.13 "Fair Market Value" on any date means the average of the high and low sales prices of a share of Common Stock as reflected in the report of consolidated trading of NYSE-listed securities (or, if the Common Stock is not then listed on the NYSE, the principal public trading market for such shares) for that date (or if no shares of Common Stock were traded on the NYSE or such other principal public trading market on that date, the next preceding date that shares of Common Stock were so traded) published in the Midwest Edition of The Wall Street Journal; provided, however, that if no shares of Common Stock have been publicly traded for more than ten (10) days immediately preceding such date, then the Fair Market Value of a share of Common Stock shall be determined by the Committee in such manner as it may deem appropriate.

               2.14 "Good Reason" means a good faith determination made by a Participant that there has been any (i) material change by the Company of the Participant's functions, duties or responsibilities which change would cause the Participant's position with the Company to become of less dignity, responsibility, importance, prestige or scope, including, without limitation, the assignment to the Participant of duties and responsibilities inconsistent with his positions, (ii) assignment or reassignment by the Company of the Participant without the Participant's consent, to another place of employment more than 30 miles from the Participant's current place of employment, or
(iii) reduction in the Participant's total compensation in a materially greater proportionate amount than other Key Employees similarly situated; provided in each case that the Participant shall specify the event relied upon for such determination by written notice to the Board at any time within six months after the occurrence of such event.

               2.15 "Key Employee" means an officer or other key employee of the Company or a Subsidiary as determined by the Committee.

               2.16 "Participant" means any individual to whom Stock Options have been awarded by the Committee under this Plan.

               2.17 "Plan" means the Sovran Self Storage, Inc. 1995 Award and Option Plan.

               2.18 "Restricted Stock" means an award of shares of Company Common Stock subject to restrictions, pursuant to paragraph 9 hereof.

               2.19 "Subsidiary" means a corporation or other business entity in which the Company directly or indirectly has an ownership interest of 50 percent or more.

          3.   Administration

               The Plan shall be administered by the Committee.
The Committee shall have the authority to : (a) interpret the Plan;
(b) establish such rules and regulations as it deems necessary for the proper administration of the Plan; (c) select Key Employees to receive Stock Options and Restricted Stock under the Plan;
(d) determine and modify the form of Stock Options awarded under the Plan, whether non-qualified or incentive stock options, the number of Stock Options awarded to any Key Employee, and all the terms and conditions of Stock Options awarded under the Plan, including the time and conditions of exercise or vesting;
(e) determine and modify the number of shares of Restricted Stock awarded to any Key Employee, and all the terms and conditions of Restricted Stock awarded under the Plan, including the applicable restrictions thereon and restriction period therefor; (f) grant waivers of Plan terms and conditions, provided that such waivers are not inconsistent with Section 16 of the Exchange Act and the rules promulgated thereunder; (g) accelerate the vesting of any Stock Option or lapse of restrictions on any shares of Restricted Stock when any such action would be in the best interests of the Company; and (h) take any and all other action it deems advisable for the proper administration of the Plan. All determinations of the Committee shall be made by a majority of its members, and its determinations shall be final, binding and conclusive. The Committee, in its discretion, may delegate its authority and duties under the Plan to the Chief Executive Officer or to other senior officers of the Company under such conditions as the Committee may establish; provided, however, that to the extent required by
Section 16 and notwithstanding any other provision of the Plan or an Award Notice only the Committee may select and award Stock Options and Restricted Stock and render other decisions as to the timing, pricing and amount of Stock Options and Restricted Stock to Participants who are subject to Section 16 of the Exchange Act.

          4.   Eligibility

               Any Key Employee is eligible to become a Participant in the Plan.

          5.   Shares Available

               The maximum number of shares of Common Stock which shall be available for award of Stock Options (including incentive stock options) and Restricted Stock under the Plan during its term shall not exceed 400,000, the maximum number of shares of Common Stock with respect to which Stock Options and Restricted Stock may be granted to any individual Key Employee during any calendar year shall not exceed 50,000 and the maximum number of shares of Restricted Stock that may be issued under the Plan during its term shall not exceed 50,000; all subject to adjustment as provided in paragraph 12. Any shares of Common Stock related to Stock Options or Restricted Stock which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares, are settled in cash in lieu of Common Stock, shall be available again for award under the Plan. Further, if and to the extent permitted in accordance with paragraph 8(d), any shares of Common Stock are used by a Participant for the full or partial payment to the Company of the purchase price of shares of Common Stock upon exercise of a Stock Option, or for any withholding taxes due as a result of such exercise, such shares shall again be available for award under the Plan. The shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares.

          6.   Term

               The Plan shall become effective as of May 1, 1995. No Stock Options shall be exercisable or payable and no restrictions on shares Restricted Stock shall lapse before approval of the Plan has been obtained from the Company's stockholders. Stock Options and Restricted Stock shall not be awarded pursuant to the Plan after April 30, 2005.

          7.   Participation

               The Committee shall select Participants, determine the type of awards (Stock Options or Restricted Stock) to be awarded, and establish in the related Award Notices the applicable terms and conditions of the Stock Options and Restricted Stock in addition to those set forth in this Plan and any administrative rules issued by the Committee.

          8.   Stock Options

               (a) General. Stock Options may be awarded to any Key Employee. These Stock Options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options), or a combination of both.

               (b) Terms and Conditions of Stock Options. A Stock Option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The price at which Common Stock may be purchased upon exercise of a Stock Option shall be established by the Committee, but such price shall not be less than the Fair Market Value of the Common Stock on the date of the Stock Option's award. An Award Notice evidencing a Stock Option may, in the discretion of the Committee, provide that a Participant who pays the option price of a Stock Option by an exchange of shares of Common Stock previously owned by the Participant shall automatically be issued a new stock option to purchase additional shares of Common Stock equal to the number of shares of Common Stock so exchanged. Such new stock option shall have an option price equal to the Fair Market Value of the Common Stock on the date such new stock option is issued and shall be subject to such other terms and conditions as the Committee deems appropriate.

               (c) Restrictions Relating to Incentive Stock Options. Stock Options awarded in the form of incentive stock options shall, in addition to being subject to all applicable terms and conditions established by the Committee, comply with Section 422 of the Code. Accordingly, the aggregate Fair Market Value (determined at the time the option was awarded) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or any of its Subsidiaries) shall not exceed $100,000 (or such other limit as may be required by the Code). Also, each incentive stock option shall expire not later than ten years from its date of award. The number of shares of Common Stock that shall be available for incentive stock options awarded under the Plan is 400,000.

               (d) Exercise of Stock Options. Upon exercise, the option price of a Stock Option may be paid in cash, or, if permitted by the Committee, in its sole discretion, shares of Common Stock or a combination of cash and shares of Common Stock, or such other consideration as the Committee may deem appropriate. The Committee may establish appropriate methods for accepting Common Stock as consideration for the exercise of a Stock Option, and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a Stock Option. If the Committee, in its sole discretion, permits the use of shares of Common Stock as consideration for the exercise of a Stock Option, such shares shall be valued at Fair Market Value on the date of exercise. The Committee, in its sole discretion, may establish procedures whereby a Participant, to the extent permitted by and subject to the requirements of Rule 16b-3 under the Exchange Act, Regulation T issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act, federal income tax laws, and other federal, state and local tax and securities laws, can exercise a Stock Option or a portion thereof without making a direct payment of the option price to the Company. If the Committee so elects to establish such a cashless exercise program, the Committee shall determine, in its sole discretion and from time to time, such administrative procedures and policies as it deems appropriate. Such procedures and policies shall be binding on any Participant wishing to utilize the cashless exercise program.

          9.   Restricted Stock

               (a) General. Shares of Restricted Stock may be awarded to any Key Employee and shall be awarded in such amounts and at such times during the term of the Plan as the Committee shall determine.

               (b)  Restrictions on Restricted Stock.  Restricted
Stock shall be subject to such terms and conditions as the Committee deems appropriate including, but not by way of limitation, restrictions on transferability and continued employment. The Committee may modify or accelerate the delivery of shares of Restricted Stock under such circumstances as it deems appropriate.

               (c) Rights as Stockholders. During the period in which any shares of Restricted Stock are subject to the restrictions imposed under paragraph 9(b), the Committee may, in its discretion, grant to the Participant to whom shares of Restricted Stock have been awarded all or any of the rights of a stockholder with respect to such shares, including, but not by way of limitation, the right to vote such shares and to receive dividends.

               (d) Evidence of Restricted Stock Award. Any shares of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

          10.  Termination of Employment

               Subject to paragraph 14, if a Participant's employment with the Company or a Subsidiary terminates for a reason other than death, disability, retirement or an approved reason, all the Participant's unexercised Stock Options and shares of Restricted Stock then subject to restrictions shall be canceled or forfeited as the case may be, unless the Participant's Award Notice provides otherwise. The Committee shall have the authority to promulgate rules and regulations to (i) determine what events constitute disability, retirement, or termination for an approved reason for purposes of the Plan, and (ii) determine the treatment of a Participant under the Plan in the event of his death, disability, retirement, or termination for an approved reason.

          11.  Nonassignability

               Except as otherwise provided by the Committee, in its sole discretion, in the Award Notice, no Stock Option or share of Restricted Stock awarded under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer (except by will or the laws of descent and distribution), assignment, pledge, or encumbrance and a Participant's Stock Options shall be exercisable during the Participant's lifetime only by him.

          12.  Adjustment of Shares Available

               (a) Changes in Stock. In the event of changes in the Common Stock by reason of a Common Stock dividend or stock split-up or combination, appropriate adjustment shall be made by the Committee in the aggregate number of shares available under the Plan, the number of shares with respect to which Stock Options and Restricted Stock may be granted to any individual Key Employee during any calendar year, the number of shares of Restricted Stock which may be granted under the Plan during its term and the number of shares subject to outstanding Stock Options and Restricted Stock, without, in the case of Stock Options, change in the aggregate purchase price to be paid therefor. Such proper adjustment as may be deemed equitable may be made by the Committee in its discretion to give effect to any other change affecting the Common Stock.

               (b) Changes in Capitalization. In case of a merger or consolidation of the Company with another corporation, a reorganization of the Company, a reclassification of the Common Stock of the Company, a spin-off of a significant asset, or other changes in the capitalization of the Company, appropriate provision shall be made for the protection and continuation of any outstanding Stock Options and shares of Restricted Stock by either
(i) the substitution, on an equitable basis, of appropriate stock, stock options or other securities or other consideration, including cash, to which holders of Common Stock of the Company will be entitled pursuant to such transaction or succession of transactions, or (ii) by appropriate adjustment in the number of shares issuable pursuant to the Plan, the number of shares covered by outstanding Stock Options and Restricted Stock and the option price of outstanding Stock Options, as deemed appropriate by the Committee.

          13.  Tax Withholding

               (a) Payment by Participant. Each Participant shall, no later than the date as of which the Company or any Subsidiary is required by law to withhold any Federal, state, or local taxes of any kind with respect to amounts includable in the Participant's gross income for Federal income tax purposes with respect to any Stock Option or Restricted Stock awarded pursuant to the Plan. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

               (b) Payment in Stock. A Participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to the Plan a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or
(ii) transferring to the Company shares of Common Stock owned by the Participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due. With respect to any Participant who is subject to
Section 16 of the Exchange Act, the following additional restrictions shall apply:

               (A) the Company (1) shall have been subject to the reporting requirements of Section 13(a) of the Exchange Act for at least a year prior to the election and shall have filed all reports and statements required to be filed pursuant to that Section for that year, and (2) shall have issued on a regular basis public releases of quarterly and annual summary statements of sales and earnings;

               (B)  the election to satisfy tax withholding
obligations relating to an award of Stock Options or Restricted Stock in the manner permitted by this Section 13(b) shall be made either (1) during the period beginning on the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (2) at least six months prior to the date as of which the receipt of such an award first becomes a taxable event for Federal income tax purposes;

               (C)  such election shall be irrevocable;

               (D) such election shall be subject to the consent or disapproval of the Committee; and

               (E) the Common Stock withheld to satisfy tax withholding must pertain to an award of Stock Options or Restricted Stock which has been held by the Participant for at least six months from the date of grant of such award.

          14.  Noncompetition Provision

               The Committee may provide in any Award Notice that the Participant shall forfeit all his unexercised Stock Options and shares of Restricted Stock if, (i) in the opinion of the Committee, the Participant, without the written consent of the Company, engages directly or indirectly in any manner or capacity as principal, agent, partner, officer, director, employee, owner, promoter, or otherwise, in any business or activity competitive with the business conducted by the Company or any Subsidiary; or
(ii) the Participant performs any act or engages in any activity which in the opinion of the Committee is inimical to the best interests of the Company.

          15.  Dividends

               If a Participant is granted shares of Restricted Stock, the Committee may include in the Award Notice an entitlement to receive dividends, subject to such terms and conditions as the Committee may establish. Dividends shall be paid in such form and manner (i.e., lump sum or installments), and at such time as the Committee shall determine. All dividends which are not paid currently may, at the Committee's discretion, accrue interest, be reinvested into additional shares of Common Stock and paid to the Participant if and when, and to the extent that, the restrictions on the Restricted Stock lapse.

          16.  Amendments of Awards

               The Committee may at any time unilaterally amend the Award Notice for any unexercised Stock Option or any share of Restricted Stock then subject to restrictions to the extent it deems appropriate; provided, however, that any such amendment which is adverse to a Participant shall require the Participant's consent.

          17.  Regulatory Approvals and Listings

               Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock upon the exercise of any Stock Option or award of Restricted Stock prior to (a) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable,
(b) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (c) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

          18.  No Right to Continued Employment or Awards

               Participation in the Plan shall not give any Key Employee any right to remain in the employ of the Company or any Subsidiary. The Company or, in the case of employment with a Subsidiary, the Subsidiary, reserves the right to terminate any Key Employee at any time. Further, the adoption of this Plan shall not be deemed to give any person any right to be selected as a Participant or to be awarded any Stock Options or shares of Restricted Stock.

          19.  Amendment

               The Board may suspend or terminate the Plan at any time. In addition, the Board may, from time to time, amend the Plan in any manner, but may not without stockholder approval adopt any amendment which would (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the number of shares of Common Stock which may be issued under the Plan (except as specified in paragraph 12), or (c) materially modify the requirements as to eligibility for participation in the Plan.

          20.  Change in Control and Change in Ownership

               (a) Background. All Participants shall be eligible for the treatment afforded by this paragraph 20 if there is a Change in Ownership or if their employment terminates within two years following a Change in Control, unless the termination is due to (i) death; (ii) disability entitling the Participant to benefits under his employer's long-term disability plan;
(iii) Cause; (iv) resignation by the Participant other than for Good Reason; or (v) retirement entitling the Participant to benefits under his employer's retirement plan.

               (b) Vesting and Lapse of Restrictions. If a Participant is eligible for treatment under this paragraph 20,
(i) all of the terms and conditions in effect on any unexercised Stock Options and any restrictions on shares of Restricted Stock shall immediately lapse as of the Acceleration Date; (ii) no other terms or conditions shall be imposed upon any Stock Options or shares of Restricted Stock on or after such date, and in no event shall any Stock Option or share of Restricted Stock be forfeited on or after such date; (iii) all of his unexercised Stock Options and shares of Restricted Stock shall automatically become one hundred percent (100%) vested immediately upon such date; and (iv) all of his unexercised Stock Options and shares of Restricted Stock shall be valued and cashed out on the basis of the Change in Control Price.

               (c) Payment. If a Participant is eligible for treatment under this paragraph 20, whether or not he is still employed by the Company or a Subsidiary, he shall be paid, in a single lump-sum cash payment, as soon as practicable but in no event later than 90 days after the Acceleration Date, for all his outstanding Stock Options (including incentive stock options) and shares of Restricted Stock.

               (d) Section 16 of Exchange Act. Notwithstanding anything contained in this paragraph 20 to the contrary, any Participant who on the Acceleration Date holds any Stock Options or shares of Restricted Stock that have not been outstanding for a period of at least six months from their date of award and who on the Acceleration Date is required to report under Section 16 of the Exchange Act shall not be paid for his Stock Options or Restricted Stock until the first day next following the end of such six-month period.

               (e) Miscellaneous. Upon a Change in Control or a Change in Ownership, (i) the provisions of paragraphs 10, 14 and 16 hereof shall become null and void and of no force and effect insofar as they apply to a Participant who has been terminated under the conditions described in (a) above; and (ii) no action, including, but not by way of limitation, the amendment, suspension or termination of the Plan, shall be taken which would affect the rights of any Participant or the operation of the Plan with respect to any Stock Option or share of Restricted Stock to which the Participant may have become entitled hereunder on or prior to the date of the Change in Control or Change in Ownership or to which he may become entitled as a result of such Change in Control or Change in Ownership.

               (f) Legal Fees. The Company shall pay all legal fees and related expenses incurred by a Participant in seeking to obtain or enforce any payment, benefit or right he may be entitled to under the Plan after a Change in Control or Change in Ownership; provided, however, the Participant shall be required to repay any such amounts to the Company to the extent a court of competent jurisdiction issues a final and non-appealable order setting forth the determination that the position taken by the Participant was frivolous or advanced in bad faith.

          21.  No Right, Title or Interest in Company Assets

               No Participant shall have any rights as a stockholder as a result of participation in the Plan until the date of issuance of a stock certificate in his name and, in the case of Restricted Stock, such rights are granted to the Participant under paragraphs 9(c) and 15 hereof. To the extent any person acquires a right to receive payments from the Company under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company.

          22.  Governing Law

               The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York.

































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